MASSMUTUAL
                                                         PARTICIPATION INVESTORS

                                                                  Report for the
                                            Nine Months Ended September 30, 2007












                                                                          [LOGO]

ADVISER

Babson Capital Management LLC
1500 Main Street, PO Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN

Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE

www.babsoncapital.com/mpi

[LOGO]   MassMutual Participation Investors
         c/o Babson Capital Management LLC
         1500 Main Street, PO Box 15189
         Springfield, Massachusetts 01115-5189
         (413) 226-1516

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV" The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, in private placement transactions. These investments are typically mezzanine debt investments with accompanying private equity securities made to small or middle market companies. At least half of these investments normally include equity features such as common stocks, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below investment grade or high yield securities have predominantly speculative characteristics with respect to capacity to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net taxable income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http:// www.babsoncapital.com/mpv; and (3) on the SEC's website: http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.babsoncapital.com/mpv and (2) on the SEC's website: http://www.sec.gov.


                                                                           MPV
                                                                          Listed
                                                                           NYSE

TO OUR SHAREHOLDERS

October 31, 2007

We are pleased to present the September 30, 2007 Quarterly Report of MassMutual Participation Investors (the "Trust").

At the Trust's quarterly Board of Trustees meeting, which was held on October 19, 2007, the Trustees appointed Maleyne M. Syracuse as a Trustee, thereby increasing the size of the Board from eight to nine. Ms. Syracuse was most recently employed by JP Morgan Securities, Inc. where she was a Managing Director in the Credit Markets Group. Ms. Syracuse has over 25 years of investment industry experience.

The Board of Trustees declared a quarterly dividend of 25 cents per share, payable on November 16, 2007 to shareholders of record on October 29, 2007. The Trust had previously paid a 25 cent per share dividend for the preceding quarter. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 3.09% for the quarter. For the nine months ended September 30, 2007 the index increased 3.16%. U.S. fixed income markets, as approximated by the Lehman Brothers U.S. Corporate High Yield Index increased 0.33% for the quarter. For the nine months ended September 30, 2007, the index increased 3.21%.

While the mezzanine and private equity markets in which the Trust invests have become somewhat more disciplined over the last few months, market conditions still continue to be very aggressive in our view. Merger and acquisition activity continues at a very robust pace. Valuations and leverage levels for middle market companies are as high as we have seen them. There is plenty of mezzanine and equity capital aggressively pursuing new investments. All of these factors make it a very challenging time for value-oriented mezzanine and private equity investors like the Trust. As we said last quarter though, we have seen these types of markets before and believe that our disciplined investment approach, which we have used for years, is the best strategy.

During the quarter, the Trust made private placement investments in two new issuers and one "follow-on" investment, totaling approximately $2.2 million. The follow-on investment purchased by the Trust was H M Holding Company. The two new issuers were Nesco Holdings Corporation and Smart Source Holdings LLC. The weighted average coupon of these investments was 12.00%. (A brief description of these investments can be found in the Consolidated Statement of Investments.)

During the quarter ended September 30, 2007, net assets of the Trust increased to $132,493,862 or $13.44 per share compared to $130,184,597 or $13.22 per share on June 30, 2007, which translates into a 3.63% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned 11.52%, 19.68%, and 13.00% for the 1-, 5- and 10-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 38 cents per share of net investment income for the quarter, of which 12 cents per share was from nonrecurring items, compared to 32 cents per share in the previous quarter, of which 5 cents per share was from nonrecurring items.

During the quarter ended September 30, 2007, the market price of the Trust declined 5.4% from $14.75 per share to $13.95 per share. The Trust's market price of $13.95 per share equates to a 3.8% premium over the September 30, 2007 net asset value per share. The Trust's average quarter-end premium for the 1-, 5- and 10-year periods was 12.5%, 11.3% and 6.0%, respectively.

Thank you for your continued interest in and support of MassMutual Participation Investors.
                                        [PIE CHART APPEARS HERE]
Sincerely,                    -------------------------------------------
                                 Portfolio Composition as of 09/30/07*
Clifford M. Noreen
President                                  Public Equity 1.1%

                                     Private High Yield Debt 50.4%

                                   Private Investment Grade Debt 4.1%

                                    Private/Restricted Equity 15.7%

                                   Cash & Short Term Investments 5.2%

                                      Public High Yield Debt 23.5%

                              *Based on market value of total investments
                              -------------------------------------------

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                                                                               1

CONSOLIDATED STATEMENT OF                     MASSMUTUAL PARTICIPATION INVESTORS
ASSETS AND LIABILITIES


September 30, 2007
(Unaudited)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
  (Cost - $102,911,941)                                                      $  101,610,670
  Corporate public securities at market value
  (Cost - $35,851,458)                                                           35,535,870
  Short-term securities at amortized cost                                         5,976,518
                                                                             --------------
                                                                                143,123,058
                                                                             --------------

Cash                                                                              1,624,531
Interest receivable                                                               3,220,205
Receivable for investments sold                                                     160,030
Other assets                                                                          6,290
                                                                             --------------
    TOTAL ASSETS                                                             $  148,134,114
                                                                             --------------

LIABILITIES:
Payable for investments purchased                                            $    2,764,275
Investment advisory fee payable                                                     298,111
Note payable                                                                     12,000,000
Interest payable                                                                    266,714
Accrued expenses                                                                     77,947
Accrued taxes payable                                                               233,205
                                                                             --------------

    TOTAL LIABILITIES                                                            15,640,252
                                                                             --------------
    TOTAL NET ASSETS                                                         $  132,493,862
                                                                             ==============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited number authorized      $       98,616
Additional paid-in capital                                                       91,774,506
Retained net realized gain on investments, prior years                           32,187,872
Undistributed net investment income                                               5,428,188
Accumulated net realized gain on investments                                      4,621,539
Net unrealized depreciation of investments                                       (1,616,859)
                                                                             --------------

    TOTAL NET ASSETS                                                         $  132,493,862
                                                                             ==============
COMMON SHARES ISSUED AND OUTSTANDING                                              9,861,611
                                                                             ==============
NET ASSET VALUE PER SHARE                                                    $        13.44
                                                                             ==============

                      See Notes to Consolidated Financial Statements.
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2

CONSOLIDATED STATEMENT OF OPERATIONS          MASSMUTUAL PARTICIPATION INVESTORS

For the nine months ended September 30, 2007
(Unaudited)

INVESTMENT INCOME:
Interest                                                                     $    9,444,053
Dividends                                                                         1,629,083
Other                                                                                59,887
                                                                             --------------
    TOTAL INVESTMENT INCOME                                                      11,133,023
                                                                             --------------
EXPENSES:
Investment advisory fees                                                            883,561
Interest                                                                            542,695
Professional fees                                                                   118,800
Trustees' fees and expenses                                                          96,000
Reports to shareholders                                                              67,500
Transfer agent/registrar's expenses                                                  14,000
Other                                                                                91,551
                                                                             --------------
    TOTAL EXPENSES                                                                1,814,107
                                                                             --------------
INVESTMENT INCOME - NET                                                           9,318,916
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                                     4,691,466
Income tax expense                                                                 (177,298)
                                                                             --------------
Net realized gain on investments                                                  4,514,168
Net change in unrealized appreciation of investments before taxes                (4,147,146)
Net change in deferred income tax expense                                           384,226
                                                                             --------------
Net change in unrealized appreciation of investments                             (3,762,920)

    NET GAIN ON INVESTMENTS                                                         751,248
                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $   10,070,164
                                                                             ==============

                      See Notes to Consolidated Financial Statements.
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                                                                                          3

CONSOLIDATED STATEMENT OF CASH FLOWS          MASSMUTUAL PARTICIPATION INVESTORS

For the nine months ended September 30, 2007
(Unaudited)

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest, dividends and other received                                     $   10,343,122
  Interest expense paid                                                            (364,914)
  Operating expenses paid                                                        (1,316,461)
  Income taxes paid                                                              (3,519,168)
                                                                             --------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                     5,142,579
                                                                             --------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net         1,146,302
  Purchases of portfolio securities                                             (27,041,973)
  Proceeds from disposition of portfolio securities                              28,433,690
                                                                             --------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                     2,538,019
                                                                             --------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                       7,680,598
                                                                             --------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                                 (9,431,301)
  Cash dividends paid from net realized gain on investments                         (96,562)
  Receipts for shares issued on reinvestment of dividends                           828,061
                                                                             --------------
    NET CASH USED FOR FINANCING ACTIVITIES                                       (8,699,802)
                                                                             --------------
NET DECREASE IN CASH                                                             (1,019,204)

Cash - beginning of year                                                          2,643,735
                                                                             --------------
CASH - END OF PERIOD                                                         $    1,624,531
                                                                             ==============
Reconciliation of net increase in net assets to net
cash provided by operating and investing activities:

Net increase in net assets resulting from operations                         $   10,070,164
                                                                             --------------
  Increase in investments                                                        (1,424,981)
  Increase in interest receivable                                                  (219,379)
  Decrease in receivable for investments sold                                        96,462
  Increase in other assets                                                           (6,290)
  Increase in payable for investments purchased                                   2,764,275
  Increase in investment advisory fee payable                                        13,452
  Increase in interest payable                                                      177,781
  Decrease in accrued expenses                                                      (64,790)
  Decrease in accrued taxes payable                                              (3,726,096)
                                                                             --------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                              (2,389,566)
                                                                             --------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                  $    7,680,598
                                                                             ==============

                      See Notes to Consolidated Financial Statements.
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4

CONSOLIDATED STATEMENTS OF                    MASSMUTUAL PARTICIPATION INVESTORS
CHANGES IN NET ASSETS

                                                                              For the nine
                                                                              months ended          For the
                                                                               09/30/2007          year ended
                                                                               (Unaudited)         12/31/2006
                                                                             --------------      --------------
INCREASE IN NET ASSETS:

OPERATIONS:

  Investment income - net                                                    $    9,318,916      $   10,728,662
  Net realized gain on investments                                                4,514,168           6,733,116
  Net change in unrealized appreciation of investments                           (3,762,920)            814,564
                                                                             --------------      --------------
  Net increase in net assets resulting from operations                           10,070,164          18,276,342

  Increase from common shares issued on reinvestment of dividends
    Common shares issued (2007 - 56,329; 2006 - 61,052)                             828,061             867,979

Dividends to shareholders from:
  Net investment income (2007 - $0.50 per share; 2006 - $1.18 per share)         (4,919,376)        (11,551,712)
  Net realized gains on investments (2006 - $0.01 per share)                            --              (96,562)
                                                                             --------------      --------------
    TOTAL INCREASE IN NET ASSETS                                                  5,978,849           7,496,047

NET ASSETS, BEGINNING OF YEAR                                                   126,515,013         119,018,966
                                                                             --------------      --------------
NET ASSETS, END OF PERIOD (including undistributed net
  investment income of $5,428,188 and $1,028,648, respectively)              $  132,493,862      $  126,515,013
                                                                             ==============      ==============

---------------------------------------------------------------------------------------------------------------
                      See Notes to Consolidated Financial Statements.
                                                                                                              5

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS    MASSMUTUAL PARTICIPATION INVESTORS

Selected data for each share of beneficial interest outstanding:

                                         For the nine
                                         months ended                         For the years ended December 31,
                                          09/30/2007     --------------------------------------------------------------------------
                                          (Unaudited)       2006            2005            2004            2003            2002
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:
  Beginning of year                       $    12.90     $    12.21      $    11.13      $     9.84      $     8.78      $     9.12
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net investment income (a)                       0.95           1.10            0.99            1.00            0.80            0.87
Net realized and unrealized
  gain (loss) on investments                    0.08           0.77            1.09(b)         1.36            1.21           (0.35)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total from investment operations                1.03           1.87            2.08            2.36            2.01            0.52
                                          ----------     ----------      ----------      ----------      ----------      ----------
Dividends from net investment
  income to common shareholders                (0.50)         (1.18)          (1.01)          (1.10)          (0.96)          (0.86)

Dividends from net realized gain on
  investments to common shareholders             --           (0.01)            --              --              --              --

Increase from dividends reinvested              0.01           0.01            0.01            0.03            0.01             --
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total dividends                                (0.49)         (1.18)          (1.00)          (1.07)          (0.95)          (0.86)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:
End of period/year                        $    13.44     $    12.90      $    12.21      $    11.13      $     9.84      $     8.78
                                          ----------     ----------      ----------      ----------      ----------      ----------
Per share market value:
End of period/year                        $    13.95     $    14.70      $    14.05      $    13.31      $    11.65      $     9.40
                                          ==========     ==========      ==========      ==========      ==========      ==========

Total investment return
  Market value                               (1.78)%         16.81%          17.25%          25.77%          35.50%          12.58%
  Net asset value (c)                          8.22%         18.64%          22.51%          25.14%          23.72%           5.70%

Net assets (in millions):
  End of period/year                      $   132.49     $   126.52      $   119.02      $   107.61      $    94.40      $    83.59

Ratio of operating expenses
  to average net assets                        1.32%(d)       1.17%           1.45%           1.63%           1.65%           1.27%

Ratio of interest expense
  to average net assets                        0.56%(d)       0.57%           0.80%           0.89%           0.97%           1.08%

Ratio of total expenses before custodian
  reduction to average net assets              1.88%(d)       1.78%           2.28%           2.52%           2.62%           2.35%

Ratio of net expenses after custodian
  reduction to average net assets              1.88%(d)       1.74%           2.25%           2.52%           2.62%           2.35%

Ratio of net investment income
  to average net assets                        9.64%(d)       8.43%           8.45%           9.60%           8.55%           9.42%

Portfolio turnover                               21%            34%             32%             51%             55%             35%

(a) Calculated using average shares.
(b) Amount includes $0.10 per share in litigation proceeds.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Annualized.

Senior securities:
  Total principal amount (in millions)    $       12     $       12      $       12      $     22.5      $     22.5      $     22.5
  Asset coverage per $1,000
    of indebtedness                       $   12,041     $   11,543      $   10,918      $    5,783      $    5,195      $    4,715

                                       See Notes to Consolidated Financial Statements.
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

CONSOLIDATED SCHEDULE OF INVESTMENTS          MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES - 76.69%:(A)                   Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
PRIVATE PLACEMENT INVESTMENTS - 70.97%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                          $  1,125,000         04/08/04     $  1,125,000     $  1,136,250
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                             1,230 shs.         04/08/04             --                 12
  Warrant, exercisable until 2012, to purchase
    preferred stock at $.01 per share                             33,505 shs.         03/23/06           33,860           33,860
                                                                                                   ------------     ------------
                                                                                                      1,158,860        1,170,122
                                                                                                   ------------     ------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and
government clients.
  10.5% Senior Secured Term Note due 2014                        $    930,000         03/09/07          916,050          923,691
  14% Senior Subordinated Note due 2015                          $    720,000         03/09/07          644,622          714,698
  Common Stock (B)                                               150,000 shs.         03/09/07          150,000          142,500
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                            37,780 shs.         03/09/07           63,730              378
                                                                                                   ------------     ------------
                                                                                                      1,774,402        1,781,267
                                                                                                   ------------     ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                          $  1,125,000         01/22/04        1,041,907        1,105,942
  Preferred Class A Unit (B)                                       1,706 uts.                *          170,600          145,010
  Common Class B Unit (B)                                         16,100 uts.         01/22/04                1              161
  Common Class D Unit (B)                                          3,690 uts.         09/12/06             --                 37
                                                                                                   ------------     ------------
                                                                                                      1,212,508        1,251,150
                                                                                                   ------------     ------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                          $    861,702         05/18/05          816,602          835,242
  Common Stock (B)                                                   263 shs.         05/18/05          263,298          100,632
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                69 shs.         05/18/05           59,362           26,383
                                                                                                   ------------     ------------
                                                                                                      1,139,262          962,257
                                                                                                   ------------     ------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                          $    893,000         12/31/04          844,430          893,000
  Common Stock (B)                                                   275 shs.               **          275,108          658,262
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                73 shs.         12/31/04           63,254          174,166
                                                                                                   ------------     ------------
                                                                                                      1,182,792        1,725,428
                                                                                                   ------------     ------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                $     96,698         03/31/04           96,698             --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                             2,421 shs.         03/31/04                1             --
                                                                                                   ------------     ------------
                                                                                                         96,699             --
                                                                                                   ------------     ------------
 * 01/22/04 and 09/12/06.
**12/31/04, 03/31/05 and 05/02/06.
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
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer
products including canopies, trampolines, in-line skates,
skateboards, and urethane wheels.
  12.5% Senior Subordinated Note due 2014                        $  1,207,902         06/30/06     $  1,139,617     $  1,193,421
  Preferred Stock Class A (B)                                        465 shs.         06/30/06          141,946          126,498
  Common Stock (B)                                                      1 sh.         06/30/06              152              136
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                               164 shs.         06/30/06           48,760           44,457
                                                                                                   ------------     ------------
                                                                                                      1,330,475        1,364,512
                                                                                                   ------------     ------------
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                                 806 uts.         04/29/00            3,598              180
  Common Membership Interests (B)                                 10,421 uts.         04/29/00           46,706            2,332
                                                                                                   ------------     ------------
                                                                                                         50,304            2,512
                                                                                                   ------------     ------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceutical products.
  Common Stock (B)                                                    55 shs.                *              252          223,573
                                                                                                   ------------     ------------
COEUR, INC.
A producer of proprietary, disposable power
injection syringes.
  8.75% Senior Secured Term Note due 2010                        $    202,899         04/30/03          202,899          205,185
  11.5% Senior Subordinated Note due 2011                        $    242,754         04/30/03          229,240          243,243
  Common Stock (B)                                                72,464 shs.         04/30/03           72,463          245,859
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                            50,099 shs.         04/30/03           23,317          169,978
                                                                                                   ------------     ------------
                                                                                                        527,919          864,265
                                                                                                   ------------     ------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into
the retail and wholesale markets.
  12% Senior Subordinated Note due 2014                          $  1,267,387         01/12/07        1,182,283        1,240,050
  Limited Liability Company Unit Class A (B)                      82,616 uts.         01/12/07           82,613           78,482
  Limited Liability Company Unit Class C (B)                      59,756 uts.         01/12/07           59,756           56,769
                                                                                                   ------------     ------------
                                                                                                      1,324,652        1,375,301
                                                                                                   ------------     ------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and
indoor synthetic sports flooring and other temporary
flooring products.
  12% Senior Subordinated Note due 2012 (D)                      $  1,059,417               **          974,588          529,709
  Limited Partnership Interest (B)                                 4.43% int.              ***          103,135             --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                92 shs.               **           84,829             --
                                                                                                   ------------     ------------
                                                                                                      1,162,552          529,709
                                                                                                   ------------     ------------
  *12/30/97 and 05/29/99.
 **08/12/04 and 01/18/05.
***08/12/04 and 01/14/05.
--------------------------------------------------------------------------------------------------------------------------------
8

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                          $  1,157,143         06/15/05     $  1,114,047     $  1,168,714
  Common Stock (B)                                                   269 shs.                *          278,521          704,962
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                54 shs.         06/15/05           53,295          142,579
                                                                                                   ------------     ------------
                                                                                                      1,445,863        2,016,255
                                                                                                   ------------     ------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
  12% Senior Subordinated Note due 2013                          $  1,350,000         08/04/05        1,289,015        1,356,750
  Warrant, exercisable until 2013, to purchase
    common stock at $.001 per share (B)                               10 shs.         08/04/05           72,617           36,483
                                                                                                   ------------     ------------
                                                                                                      1,361,632        1,393,233
                                                                                                   ------------     ------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range
of capital equipment that is used in the extrusion,
conversion, and processing of plastic materials.
  12% Senior Subordinated Note due 2014                          $    978,261         10/30/06          917,628        1,000,130
  Limited Partnership Interest (B)                               371,739 uts.         10/30/06          371,739          353,152
  Warrant, exercisable until 2014, to purchase
    preferred stock at $.01 per share (B)                             26 shs.         10/30/06           26,380             --
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                18 shs.         10/30/06           18,000             --
                                                                                                   ------------     ------------
                                                                                                      1,333,747        1,353,282
                                                                                                   ------------     ------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive
security systems, audio products and installation
accessories.
  Common Stock (B)                                               195,118 shs.               **          982,868          778,520
                                                                                                   ------------     ------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                             13.57% int.         08/27/98          366,495             --
  Preferred Stock (B)                                              1,639 shs.         12/14/01        1,392,067             --
  Warrants, exercisable until 2011, to purchase
    common stock of DHI Holdings, Inc.
    at $.01 per share (B)                                          6,676 shs.              ***          201,655             --
                                                                                                   ------------     ------------
                                                                                                      1,960,217             --
                                                                                                   ------------     ------------
  *06/15/05 and 05/22/06.
 **12/19/05 and 06/17/06.
***10/24/96 and 08/28/98.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               9

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the
recreational vehicle market.
  10% Senior Secured Term Note due 2013                          $    308,571         11/01/06     $    303,942     $    306,462
  13% Senior Subordinated Note due 2014                          $    488,572         11/01/06          437,044          484,565
  Common Stock (B)                                               102,857 shs.         11/01/06          102,857           97,714
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                            32,294 shs.         11/01/06           44,663              323
                                                                                                   ------------     ------------
                                                                                                        888,506          889,064
                                                                                                   ------------     ------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
  Common Stock (B)                                                 3,656 shs.                *          365,600          496,042
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                             1,077 shs.         10/30/03           98,719          146,073
                                                                                                   ------------     ------------
                                                                                                        464,319          642,115
                                                                                                   ------------     ------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                11 shs.         06/28/04           40,875           90,588
                                                                                                   ------------     ------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  12% Senior Subordinated Note due 2011                          $    803,572               **          785,606          811,608
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                             2,163 shs.         09/24/04           20,893           66,059
                                                                                                   ------------     ------------
                                                                                                        806,499          877,667
                                                                                                   ------------     ------------
ELECTRA BICYCLE COMPANY, INC.
A designer and marketer of branded leisure bicycles.
  10.5% Senior Secured Term Note A due 2009                      $    145,749         04/12/07          142,834          144,801
  10.5% Senior Secured Term Note B due 2012                      $    426,316         04/12/07          418,154          421,728
  12% Senior Secured Term Note C due 2012                        $    291,498         04/12/07          271,410          285,781
  Limited Liabiltiy Company Unit Series F                         36,913 uts.         04/12/07           36,913           35,068
  Limited Liabiltiy Company Unit Series G (B)                      2,852 uts.         04/12/07            2,852            2,709
                                                                                                   ------------     ------------
                                                                                                        872,163          890,087
                                                                                                   ------------     ------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  Limited Partnership Interest (B)                                 0.70% int.         03/30/00          281,250           33,750
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                            15,415 shs.         03/30/00          135,000           22,500
                                                                                                   ------------     ------------
                                                                                                        416,250           56,250
                                                                                                   ------------     ------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Common Stock                                                    45,000 shs.         05/06/04                6             --
                                                                                                   ------------     ------------
 *10/30/03 and 01/02/04.
**09/24/04 and 4/20/06.
--------------------------------------------------------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
F H S HOLDINGS LLC
A national provider of customized disease management
services to large self-insured employers.
  12% Senior Subordinated Note due 2014                          $  1,265,625         06/01/06     $  1,182,668     $  1,244,744
  Preferred Unit (B)                                                  84 uts.         06/01/06           83,524           83,530
  Common Unit (B)                                                    844 uts.         06/01/06              844           57,013
  Common Unit Class B (B)                                            734 shs.         06/01/06           64,779           49,565
                                                                                                   ------------     ------------
                                                                                                      1,331,815        1,434,852
                                                                                                   ------------     ------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated
sheet material for the food and consumer products
packaging industries.
  10% Senior Secured Term Note due 2013                          $    524,791         04/13/06          516,919          523,259
  14% Senior Subordinated Note due 2014                          $    317,177         04/13/06          286,129          316,645
  Common Stock (B)                                                62,535 shs.         04/13/06           62,535           53,181
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                            17,680 shs.         04/13/06           27,676           15,036
                                                                                                   ------------     ------------
                                                                                                        893,259          908,121
                                                                                                   ------------     ------------
FOWLER HOLDING, INC.
A provider of site development services to residential
homebuilders and developers in the Raleigh/Durham
region of North Carolina.
  12% Senior Subordinated Note due 2013                          $  1,252,174         02/03/06        1,140,474        1,203,572
  Common Stock (B)                                                    98 shs.         02/03/06           97,826           37,596
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                               135 shs.         02/03/06          110,348           51,719
                                                                                                   ------------     ------------
                                                                                                      1,348,648        1,292,887
                                                                                                   ------------     ------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for
a wide variety of commercial vehicles.
  12% Senior Subordinated Note due 2014                          $  1,237,500         01/31/06        1,157,771        1,191,761
  Common Stock (B)                                               112,500 shs.         01/31/06          112,500           76,480
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                            73,275 shs.         01/31/06           63,113           49,814
                                                                                                   ------------     ------------
                                                                                                      1,333,384        1,318,055
                                                                                                   ------------     ------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and
wood furniture.
  12% Senior Subordinated Note due 2013                          $  1,170,000         02/10/06        1,092,288        1,056,645
  Preferred Stock (B)                                                 11 shs.         09/18/07           10,714            9,639
  Common Stock (B)                                                   180 shs.         02/10/06          180,000             --
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                67 shs.         02/10/06           61,875             --
                                                                                                   ------------     ------------
                                                                                                      1,344,877        1,066,284
                                                                                                   ------------     ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
  Series A Preferred Units (B)                                     0.30% int.         07/21/94           91,867             --
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              11

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                        $  1,081,731                *     $  1,000,397     $  1,084,772
  Common Stock (B)                                                    33 shs.                *           33,216           39,864
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                               106 shs.                *          105,618          126,745
                                                                                                   ------------     ------------
                                                                                                      1,139,231        1,251,381
                                                                                                   ------------     ------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property
claim administration services for insurance companies.
  Common Stock                                                        37 shs.         02/27/07            1,100             --
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share                                    11 shs.         02/27/07              324             --
                                                                                                   ------------     ------------
                                                                                                          1,424             --
                                                                                                   ------------     ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  12% Senior Secured Note due 2008 (D)                           $    949,004         03/01/04          938,546          237,251
  Common Stock (B)                                                   130 shs.         06/01/00          149,500             --
                                                                                                   ------------     ------------
                                                                                                      1,088,046          237,251
                                                                                                   ------------     ------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                          $    510,187         08/04/00          497,100          506,233
  Limited Partnership Interest of
    Saw Mill Capital Fund II, L.P. (B)                             1.30% int.         08/03/00          469,245          474,842
  Warrants, exercisable until 2008 and 2009, to purchase
    common stock at $.01 per share (B)                            26,931 shs.         08/04/00           61,101           95,361
                                                                                                   ------------     ------------
                                                                                                      1,027,446        1,076,436
                                                                                                   ------------     ------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                          $    843,750         12/15/04          804,870          852,188
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                               594 shs.         12/15/04           53,528          115,858
                                                                                                   ------------     ------------
                                                                                                        858,398          968,046
                                                                                                   ------------     ------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the
custom framing market.
  13.5% Senior Subordinated Note due 2013                        $  1,300,187         05/25/06        1,241,390        1,298,678
  Common Stock (B)                                                71,053 shs.         05/25/06           71,053           54,430
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                            43,600 shs.         05/25/06           37,871           33,400
                                                                                                   ------------     ------------
                                                                                                      1,350,314        1,386,508
                                                                                                   ------------     ------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio
doors throughout the northwestern United States.
  12% Senior Subordinated Note due 2014                          $  1,227,000         03/14/07        1,120,969        1,200,860
  Common Stock (B)                                                   123 shs.         03/13/07          123,000          116,850
  Warrant, excercisable until 2017, to purchase
    common stock at $.01 per share (B)                                89 shs.         03/14/07           85,890                1
                                                                                                   ------------     ------------
                                                                                                      1,329,859        1,317,711
                                                                                                   ------------     ------------

* 06/30/04 and 08/19/04.
--------------------------------------------------------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  9.17% Senior Secured Revolving Note due 2008 (C)               $    136,287         06/16/00     $    136,287     $    135,423
  12% Senior Secured Tranche B Note due 2008                     $    314,509         06/16/00          311,066          314,509
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                        3.02% int.         06/12/00          190,563          269,273
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                               633 shs.         06/12/00           26,209           90,262
                                                                                                   ------------     ------------
                                                                                                        664,125          809,467
                                                                                                   ------------     ------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                          $    969,643         02/27/04          905,196          979,339
  Common Stock                                                         6 shs.         02/27/04            6,814          117,591
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share                                     6 shs.         02/27/04            4,124          107,548
                                                                                                   ------------     ------------
                                                                                                        916,134        1,204,478
                                                                                                   ------------     ------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008 (D)                    $  2,036,000                *        1,899,714             --
  Common Stock (B)                                                 3,057 shs.                *          213,998             --
  Warrant, exercisable until 2008, to purchase
    common stock at $.11 per share (B)                             8,245 shs.                *          318,838             --
                                                                                                   ------------     ------------
                                                                                                      2,432,550             --
                                                                                                   ------------     ------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used
in the manufacturing of medium and high-pressure
reinforced hoses.
  12% Senior Subordinated Note due 2014                          $    618,750         04/05/06          578,069          624,821
  13% Preferred Stock (B)                                            299 shs.         04/05/06          299,295          338,209
  Common Stock (B)                                                    66 shs.         04/05/06           66,202          211,794
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                 7 shs.         04/05/06            6,832           21,851
                                                                                                   ------------     ------------
                                                                                                        950,398        1,196,675
                                                                                                   ------------     ------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services,
lettershop services, and commercial printing services.
  12.5% Senior Subordinated Note due 2014                        $    516,177         05/04/07          483,072          512,554
  Limited Liability Company Unit (B)                              12,176 uts.         05/04/07          158,824          150,883
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                             1,787 shs.         05/04/07           22,781               18
                                                                                                   ------------     ------------
                                                                                                        664,677          663,455
                                                                                                   ------------     ------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  9.86% Senior Secured Tranche A Note due 2010 (C)               $    334,573         09/03/04          334,573          335,822
  12% Senior Secured Tranche B Note due 2011                     $    179,104         09/03/04          163,566          178,715
  Limited Partnership Interest (B)                                 4.48% int.         09/03/04           33,582           26,799
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                               243 shs.         09/03/04           22,556           19,363
                                                                                                   ------------     ------------
                                                                                                        554,277          560,699
                                                                                                   ------------     ------------
*12/23/98 and 01/28/99.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              13

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                          $    549,837         09/30/04     $    511,899     $    560,069
  8.75% Senior Subordinated Note due 2012                        $    660,322         09/30/04          660,322          673,335
  Common Stock (B)                                               218,099 shs.         09/30/04          218,099        1,212,680
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                            87,755 shs.         09/30/04           51,941          487,939
                                                                                                   ------------     ------------
                                                                                                      1,442,261        2,934,023
                                                                                                   ------------     ------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
  12% Senior Subordinated Note due 2013                          $  1,421,795                *        1,343,417        1,432,855
  Common Stock (B)                                                   238 shs.                *          238,000          145,346
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                87 shs.                *           86,281           53,015
                                                                                                   ------------     ------------
                                                                                                      1,667,698        1,631,216
                                                                                                   ------------     ------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial
furniture manufacturers and architectural and design firms.
  12% Senior Subordinated Note due 2014                          $    618,802         08/04/06          554,426          631,178
  Limited Partnership Interest (B)                                56,198 uts.         08/04/06           56,198           86,957
  Warrant, exercisable until 2014, to purchase
    common stock at $.02 per share (B)                               586 shs.         08/04/06           56,705           90,643
                                                                                                   ------------     ------------
                                                                                                        667,329          808,778
                                                                                                   ------------     ------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood,
and electric hearth products and accessories.
  12% Senior Subordinated Note due 2014                          $  1,350,000         03/31/06        1,257,812        1,276,213
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                81 shs.         03/31/06           73,125                1
                                                                                                   ------------     ------------
                                                                                                      1,330,937        1,276,214
                                                                                                   ------------     ------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal
fabricated components.
  12% Senior Subordinated Note due 2014                          $  1,292,246         08/25/06        1,193,240        1,198,485
  Common Stock (B)                                                57,754 shs.         08/25/06           57,754           46,203
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                            91,923 shs.         08/25/06           79,380              919
                                                                                                   ------------     ------------
                                                                                                      1,330,374        1,245,607
                                                                                                   ------------     ------------
MOSS, INC.
A manufacturer and distributor of large display and
exhibit structures.
  Limited Partnership Interest of
    Riverside Capital Appreciation Fund I, L.P. (B)               19.20% int.               **          199,301          343,526
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                               122 shs.         12/21/05           20,941           21,031
                                                                                                   ------------     ------------
                                                                                                        220,242          364,557
                                                                                                   ------------     ------------
 *08/12/05 and 09/11/06.
**09/20/00, 05/23/02 and 02/21/07.
--------------------------------------------------------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
NABCO, INC.
A producer of explosive containment vessels in the
United States.
  12% Senior Subordinated Note due 2014                          $    352,389         02/24/06     $    325,916     $    299,531
  Limited Liability Company Unit (B)                                 437 uts.                *          436,984          218,490
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                26 shs.         02/24/06           19,687             --
                                                                                                   ------------     ------------
                                                                                                        782,587          518,021
                                                                                                   ------------     ------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                          $    705,457         05/28/04          648,357          694,083
  8.75% Senior Secured Note due 2011                             $    368,379         05/28/04          368,379          366,647
  Common Stock (B)                                               385,233 shs.         05/28/04          385,233          269,663
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                           116,521 shs.         05/28/04           74,736           81,565
                                                                                                   ------------     ------------
                                                                                                      1,476,705        1,411,958
                                                                                                   ------------     ------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment
to the electric utility, telecommunications, and various
other industries.
  12% Senior Subordinated Note due 2015                          $  1,125,000         08/02/07          999,658        1,114,394
  Common Stock (B)                                               225,000 shs.         08/02/07          225,000          213,750
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                            63,191 shs.         08/02/07          102,842              632
                                                                                                   ------------     ------------
                                                                                                      1,327,500        1,328,776
                                                                                                   ------------     ------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection
molded precision components used in industrial, consumer,
and other applications.
  12% Senior Subordinated Note due 2014                          $    810,000         02/02/07          745,713          767,761
  Limited Partnership Interest of
    Saw Mill PCG Partners LLC (B)                                    540 uts.         02/01/07          540,000          486,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                48 shs.         02/02/07           48,087             --
                                                                                                   ------------     ------------
                                                                                                      1,333,800        1,253,761
                                                                                                   ------------     ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                       $    986,538         03/29/04          982,661          993,348
  10% Preferred Stock (B)                                            135 shs.         03/29/04          135,044          135,762
  Common Stock (B)                                                 3,418 shs.         03/29/04            3,418           93,360
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                             4,565 shs.         03/29/04            3,877          124,680
                                                                                                   ------------     ------------
                                                                                                      1,125,000        1,347,150
                                                                                                   ------------     ------------
*02/24/06 and 06/22/07.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              15

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                $    464,286         01/28/02     $    464,286     $    441,072
  11.5% Senior Subordinated Note due 2012                        $    857,143         01/28/02          805,910          642,857
  Common Stock (B)                                               178,571 shs.         01/28/02          178,571             --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                           138,928 shs.         01/28/02           92,597             --
                                                                                                   ------------     ------------
                                                                                                      1,541,364        1,083,929
                                                                                                   ------------     ------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in
North America.
  13% Senior Subordinated Note due 2013                          $  1,256,152         12/20/05        1,185,627        1,281,275
  Common Stock (B)                                                93,848 shs.         12/20/05           93,848          185,213
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                            52,820 shs.         12/20/05           52,292          104,242
                                                                                                   ------------     ------------
                                                                                                      1,331,767        1,570,730
                                                                                                   ------------     ------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision
automated process equipment for the medical device
industry, with a focus on defibrillators and stents.
  10% Senior Secured Note due 2012                               $    323,115         01/03/06          318,268          322,124
  13% Senior Subordinated Note due 2013                          $    392,709         01/03/06          353,942          391,620
  Common Stock (B)                                               184,176 shs.         01/03/06          184,176          184,110
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                            43,073 shs.         01/03/06           35,900           43,058
                                                                                                   ------------     ------------
                                                                                                        892,286          940,912
                                                                                                   ------------     ------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and
British Columbia.
  12% Senior Subordinated Note due 2008                          $    511,000         08/07/98          511,000          502,149
  12% Senior Subordinated Note due 2008                          $    244,154         02/09/00          241,522          242,344
  Limited Partnership Interest of Riverside VIII, VIII-A and
    VIII-B Holding Company, L.P.                                  10.66% int.                *          808,386          808,347
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                            15,166 shs.               **          206,041           31,394
                                                                                                   ------------     ------------
                                                                                                      1,766,949        1,584,234
                                                                                                   ------------     ------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious
vehicles and related accessories.
  13% Senior Subordinated Note due 2013                          $  1,047,115         01/17/06          952,242        1,068,058
  Limited Liability Company Unit (B)                               1,942 uts.         01/17/06          302,885          448,334
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                               328 shs.         01/17/06           90,424           75,695
                                                                                                   ------------     ------------
                                                                                                      1,345,551        1,592,087
                                                                                                   ------------     ------------
 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/29/00.
--------------------------------------------------------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the
United States.
  12% Senior Subordinated Note due 2014                          $    962,104         04/28/06     $    903,830     $    966,380
  Common Stock (B)                                                    50 shs.         04/28/06           50,000           59,916
  Warrant, exercisable until 2014, to purchase
    common stock at $.02 per share (B)                                49 shs.         04/28/06           44,322           59,077
                                                                                                   ------------     ------------
                                                                                                        998,152        1,085,373
                                                                                                   ------------     ------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and
overhaul services to the aerospace gas turbine engine and
airframe markets.
  14% Senior Subordinated Note due 2014                          $  1,170,616         07/03/06        1,114,489        1,194,029
  Preferred Unit (B)                                                 202 uts.         07/03/06          202,320          226,598
  Preferred Unit (B)                                                  36 uts.         07/03/06           36,420           40,790
  Common Unit Class I (B)                                             78 uts.         07/03/06             --            170,939
  Common Unit Class L (B)                                             17 uts.         07/03/06             --             36,112
                                                                                                   ------------     ------------
                                                                                                      1,353,229        1,668,468
                                                                                                   ------------     ------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general
industrial, medical, and food industries.
  12% Senior Subordinated Note due 2013                          $  1,215,000         03/31/06        1,140,644        1,239,300
  Preferred Stock (B)                                                 19 shs.         03/31/06          174,492          187,187
  Common Stock (B)                                                    12 shs.         03/31/06           13,500           28,125
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                 7 shs.         03/31/06            5,888           16,366
                                                                                                   ------------     ------------
                                                                                                      1,334,524        1,470,978
                                                                                                   ------------     ------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous
oxygen and nitrogen generating systems used in the global
defense, oil & gas and medical sectors.
  12% Senior Subordinated Note due 2012                          $    690,683         04/27/07          630,885          682,411
  Limited Liability Company Unit (B)                             928,962 uts.         04/27/07           33,477           31,771
                                                                                                   ------------     ------------
                                                                                                        664,362          714,182
                                                                                                   ------------     ------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                          $  1,125,000         12/19/00        1,091,451        1,122,697
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                 1.28% int.         12/21/00          140,625          177,452
                                                                                                   ------------     ------------
                                                                                                      1,232,076        1,300,149
                                                                                                   ------------     ------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum
extruded products.
  12% Senior Subordinated Note due 2014                          $  1,080,000         10/02/06        1,002,696        1,101,890
  Limited Liability Company Unit (B)                                 733 uts.         10/02/06          270,000          249,728
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                               182 shs.         10/02/06           65,988           62,112
                                                                                                   ------------     ------------
                                                                                                      1,338,684        1,413,730
                                                                                                   ------------     ------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              17

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                   332 shs.         08/12/94     $     33,217     $       --
  Common Stock (B)                                                   867 shs.                *           42,365             --
                                                                                                   ------------     ------------
                                                                                                         75,582             --
                                                                                                   ------------     ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis
products.
  12% Senior Subordinated Note due 2012                          $    937,500         05/28/04          803,129          933,355
  Common Stock                                                   187,500 shs.         05/28/04          187,500           64,525
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share                               199,969 shs.         05/28/04          199,969           68,816
                                                                                                   ------------     ------------
                                                                                                      1,190,598        1,066,696
                                                                                                   ------------     ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major
restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012 (D)                      $  1,002,475         07/09/04          976,254             --
  Limited Partnership Interest (B)                                 4.90% int.         07/09/04          137,195             --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               280 shs.         07/09/04           25,973             --
                                                                                                   ------------     ------------
                                                                                                      1,139,422             --
                                                                                                   ------------     ------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold
under a variety of licensed brand names.
  12.5% Senior Subordinated Note due 2014                        $  1,200,277         12/15/06        1,106,663        1,236,285
  Limited Liability Company Unit (B)                               1,497 uts.         12/15/06          149,723          142,237
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                 2 shs.         12/15/06           69,609             --
                                                                                                   ------------     ------------
                                                                                                      1,325,995        1,378,522
                                                                                                   ------------     ------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive
grinding wheels in the United States.
  12% Senior Subordinated Note due 2014                          $  1,196,809         02/10/06        1,117,799        1,232,713
  Common Stock (B)                                               153,191 shs.         02/10/06          153,191          173,443
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                            69,647 shs.         02/10/06           63,421           78,854
                                                                                                   ------------     ------------
                                                                                                      1,334,411        1,485,010
                                                                                                   ------------     ------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice
channels.
  13% Senior Subordinated Note due 2011 (D)                      $    975,000         09/29/04          891,404          487,500
  Limited Liability Company Unit (B)                             248,916 uts.               **          377,417             --
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            12,481 shs.         09/29/04           83,596             --
                                                                                                   ------------     ------------
                                                                                                      1,352,417          487,500
                                                                                                   ------------     ------------
 *08/12/94 and 11/14/01.
**09/29/04, 06/04/07 and 06/14/07.
--------------------------------------------------------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Note due 2011                        $    562,500         11/14/03     $    520,207     $    571,777
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                74 shs.         11/14/03           65,089           90,959
                                                                                                   ------------     ------------
                                                                                                        585,296          662,736
                                                                                                   ------------     ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  Class B Common Stock (B)                                           846 shs.         06/02/99          146,456          574,673
                                                                                                   ------------     ------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                          $    814,655         09/10/04          769,461          830,948
  Common Stock (B)                                                   310 shs.         09/10/04          310,345          495,698
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                71 shs.         09/10/04           60,129          112,987
                                                                                                   ------------     ------------
                                                                                                      1,139,935        1,439,633
                                                                                                   ------------     ------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
  12% Senior Subordinated Note due 2015                          $  1,038,462         08/31/07          941,845        1,031,191
  Limited Liability Company Unit (B)                                 312 uts.         08/31/07          311,538          295,963
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                76 shs.         08/31/07           76,154                1
                                                                                                   ------------     ------------
                                                                                                      1,329,537        1,327,155
                                                                                                   ------------     ------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC                 0.76% int.         08/29/00          363,576             --
                                                                                                   ------------     ------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative
carpets and rugs.
  12.13% Senior Subordinated Note due 2014                       $  1,185,366         08/01/06        1,116,398        1,177,622
  Common Stock (B)                                                   165 shs.         08/01/06          164,634          171,115
  Warrant, exercisable until 2014, to purchase
    common stock at $.02 per share (B)                                55 shs.         08/01/06           49,390           56,990
                                                                                                   ------------     ------------
                                                                                                      1,330,422        1,405,727
                                                                                                   ------------     ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                            61,862 shs.         01/14/00          382,501             --
                                                                                                   ------------     ------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  Limited Liability Company Unit (B)                               1.05% int.         08/20/03           33,462            7,465
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            45,942 shs.         08/21/03           10,249           10,249
                                                                                                   ------------     ------------
                                                                                                         43,711           17,714
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              19

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services
to the North American railroad industry.
  13% Senior Subordinated Note due 2013                          $  1,173,909         10/14/05     $  1,019,237     $  1,197,387
  Common Stock (B)                                                 1,167 shs.         10/14/05            1,167          442,892
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                               618 shs.         10/14/05          155,860          234,539
                                                                                                   ------------     ------------
                                                                                                      1,176,264        1,874,818
                                                                                                   ------------     ------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
  8.61% Senior Secured Tranche B Note due 2012 (C)               $    828,594                *          825,377          820,990
  10.5% Senior Secured Tranche B Note due 2012 (C)               $     43,053                *           43,053           42,658
  12% Senior Subordinated Note due 2014                          $    664,062               **          633,388          659,994
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P.                                  2.30% int.         03/01/05           66,448          264,395
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                41 shs.         04/28/06           34,627           66,092
                                                                                                   ------------     ------------
                                                                                                      1,602,893        1,854,129
                                                                                                   ------------     ------------
TOTAL EQUIPMENT & SERVICE, INC.
A manufacturer of a wide variety of equipment used in the
oil and gas industry.
  10.5% Senior Secured Term Note due 2013                        $    486,487         03/02/07          479,190          484,803
  13% Senior Subordinated Note due 2014                          $    341,971         03/02/07          280,347          340,315
  Common Stock (B)                                                71,542 shs.         03/02/07           71,542           67,965
  Warrant, exercisable until 2014 to purchase
    common stock at $.01 per share (B)                            19,733 shs.         03/02/07           54,784              197
                                                                                                   ------------     ------------
                                                                                                        885,863          893,280
                                                                                                   ------------     ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies,
such as safety products, janitorial supplies, work
apparel, washroom and restroom supplies and sanitary
care products.
  13% Senior Subordinated Note due 2009                          $  1,356,000         02/05/98        1,303,223        1,356,000
  Common Stock (B)                                                   315 shs.         02/04/98          315,000          152,849
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                               222 shs.         02/05/98          184,416          107,722
                                                                                                   ------------     ------------
                                                                                                      1,802,639        1,616,571
                                                                                                   ------------     ------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
  12% Senior Subordinated Note due 2013                          $    918,000         08/31/05          883,268          943,507
  Common Stock (B)                                                   571 shs.              ***          570,944          597,697
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                46 shs.         08/31/05           41,021           47,632
                                                                                                   ------------     ------------
                                                                                                      1,495,233        1,588,836
                                                                                                   ------------     ------------
  *04/28/06 and 12/21/06.
 **04/28/06 and 09/13/06.
***08/31/05 and 04/30/07.
--------------------------------------------------------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                        $    225,806         01/20/00     $    225,806     $    225,806
  12% Senior Subordinated Note due 2010                          $    758,100         01/20/00          741,281          758,100
  Common Stock (B)                                               129,960 shs.         01/20/00          129,960          607,459
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                             148,911 shs.         01/20/00           56,316          696,040
                                                                                                   ------------     ------------
                                                                                                      1,153,363        2,287,405
                                                                                                   ------------     ------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists,
various forms of flat-bed bodies, landscape bodies and
other accessories.
  12% Senior Subordinated Note due 2013                          $  1,222,698                *        1,146,901        1,213,775
  Common Stock (B)                                                   393 shs.                *          423,985          713,399
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                81 shs.                *           84,650          147,329
                                                                                                   ------------     ------------
                                                                                                      1,655,536        2,074,503
                                                                                                   ------------     ------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                        $    562,500         04/11/03          538,335          568,125
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                             3,060 shs.         04/11/03           44,432          141,023
                                                                                                   ------------     ------------
                                                                                                        582,767          709,148
                                                                                                   ------------     ------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice
making, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                        $    996,500         04/30/04          915,956          998,227
  Common Stock (B)                                                    96 shs.         04/30/04           96,400           81,805
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               122 shs.         04/30/04          112,106          103,529
                                                                                                   ------------     ------------
                                                                                                      1,124,462        1,183,561
                                                                                                   ------------     ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units                                         0.04% int.         12/02/96              236             --
                                                                                                   ------------     ------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the
aerospace industry.
  10.5% Senior Secured Term Loan due 2013                        $    458,824         05/17/07          451,942          451,898
  13% Senior Subordinated Note due 2014                          $    370,588         05/17/07          332,669          366,724
  Common Stock (B)                                                70,588 shs.         05/17/07           70,588           67,059
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                            20,003 shs.         05/17/07           31,460              200
                                                                                                   ------------     ------------
                                                                                                        886,659          885,881
                                                                                                   ------------     ------------
*07/19/05 and 12/22/05.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              21

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or        Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                 Principal Amount         Date           Cost          Fair Value
                                                                 ------------         --------     ------------     ------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  15% Senior Subordinated Note due 2011                          $  1,115,826         09/24/04     $  1,035,543     $  1,004,239
  Common Stock (B)                                                14,006 shs.                *          140,064          112,048
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            12,593 shs.         09/24/04           98,938          100,744
                                                                                                   ------------     ------------
                                                                                                      1,274,545        1,217,031
                                                                                                   ------------     ------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags.
  12.5% Senior Subordinated Note due 2012                        $    900,000         07/19/04          785,152          826,498
  Limited Liability Company Unit Class A (B)                       0.93% int.         07/19/04          219,375             --
  Limited Liability Company Unit Class B (B)                       0.41% int.         07/19/04           96,848             --
                                                                                                   ------------     ------------
                                                                                                      1,101,375          826,498
                                                                                                   ------------     ------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting
goods apparel.
  Limited Partnership Interest                                     0.20% int.         07/12/04            1,974           46,898
                                                                                                   ------------     ------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
  12.13% Senior Subordinated Note due 2014                       $    911,250         11/30/06          849,911          883,748
  Common Stock (B)                                                   101 shs.         11/30/06          101,250           91,125
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                51 shs.         11/30/06           45,790                1
                                                                                                   ------------     ------------
                                                                                                        996,951          974,874
                                                                                                   ------------     ------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
  13% Senior Subordinated Note due 2015                          $    613,692         05/14/07          558,258          613,109
  Limited Partnership Interest (B)                                61,308 uts.         05/14/07           61,308           58,243
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                47 shs.         05/14/07           44,186             --
                                                                                                   ------------     ------------
                                                                                                        663,752          671,352
                                                                                                   ------------     ------------
  TOTAL PRIVATE PLACEMENT INVESTMENTS                                                              $ 95,502,099     $ 94,024,447
                                                                                                   ------------     ------------


*09/24/04 and 12/22/06.

--------------------------------------------------------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                   Interest     Due        Principal
CORPORATE RESTRICTED SECURITIES(A)(Continued)                        Rate       Date        Amount         Cost       Fair Value
                                                                   -------    --------   ------------  ------------  ------------
RULE 144A SECURITIES - 5.72%: (A)

BONDS - 5.72%
  Bombardier, Inc.                                                  6.300%    05/01/14   $    500,000  $    440,315  $    490,000
  Bristow Group, Inc.                                               7.500     09/15/17         75,000        75,000        76,500
  Charter Communications Op LLC                                     8.000     04/30/12        750,000       736,875       746,250
  Community Health Systems, Inc.                                    8.875     07/15/15        475,000       464,037       488,063
  Compucom Systems, Inc.                                           12.500     10/01/15        670,000       653,008       638,175
  Douglas Dynamics LLC                                              7.750     01/15/12        325,000       326,406       292,500
  Dynegy Holdings, Inc.                                             7.500     06/01/15        250,000       222,500       241,250
  G F S I, Inc. (C)                                                11.500     06/01/11        375,000       340,343       390,000
  H C A, Inc.                                                       9.250     11/15/16        500,000       508,628       531,250
  Intergen NV                                                       9.000     06/30/17        375,000       371,959       393,750
  Packaging Dynamics Corporation of America                        10.000     05/01/16      1,200,000     1,199,382     1,206,000
  Quebecor Media, Inc.                                              7.750     03/15/16        575,000       550,313       549,125
  Steel Dynamics, Inc.                                              6.750     04/01/15        100,000       100,000        96,598
  Tenaska Alabama Partners LP                                       7.000     06/30/21        174,401       174,401       175,187
  Tesoro Petroleum Corporation                                      6.500     06/01/17        250,000       250,000       248,125
  TRW Automotive, Inc.                                              7.250     03/15/17        500,000       440,000       487,500
  Tunica-Biloxi Gaming Authority                                    9.000     11/15/15        540,000       556,675       535,950
                                                                                                       ------------  ------------
    TOTAL BONDS                                                                                        $  7,409,842  $  7,586,223
                                                                                                       ------------  ------------
TOTAL RULE 144A SECURITIES                                                                                7,409,842     7,586,223
                                                                                                       ------------  ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                                              $102,911,941  $101,610,670
                                                                                                       ------------  ------------

CORPORATE PUBLIC SECURITIES - 26.82%: (A)                                                                            Market Value
                                                                                                                     ------------
BONDS - 25.44%
  Allied Waste NA                                                   7.875     04/15/13        500,000  $    513,389  $    516,250
  Appleton Papers, Inc.                                             8.125     06/15/11        250,000       250,000       246,875
  Aramark Corporation                                               8.500     02/01/15        100,000       100,000       102,000
  Aramark Corporation                                               8.856     02/01/15        100,000       100,000       101,000
  Atlas Pipeline Partners                                           8.125     12/15/15        600,000       611,838       591,000
  Basic Energy Services                                             7.125     04/15/16        625,000       610,043       607,813
  Blockbuster, Inc. (C)                                             9.000     09/01/12        275,000       276,153       247,500
  Cablevision Systems Corporation                                   8.000     04/15/12        500,000       506,052       485,000
  Chesapeake Energy Corporation                                     7.000     08/15/14        650,000       672,367       654,063
  Cincinnati Bell, Inc.                                             8.375     01/15/14        550,000       503,750       548,625
  Clayton Williams Energy, Inc.                                     7.750     08/01/13        575,000       557,000       540,500
  Del Monte Corporation                                             8.625     12/15/12        200,000       200,000       203,000
  Dynegy Holdings, Inc.                                             8.375     05/01/16        665,000       676,083       668,325
  Edison Mission Energy                                             7.750     06/15/16         35,000        35,000        36,225
  El Paso Corporation                                               7.875     06/15/12        500,000       521,624       522,931
  Electronic Data Systems Corporation                               7.125     10/15/09        500,000       502,929       509,046
  Esterline Technologies                                            7.750     06/15/13        175,000       175,000       177,625
  Exco Resources, Inc.                                              7.250     01/15/11        500,000       488,750       497,500
  Ford Motor Credit Co.                                             8.000     12/15/16        150,000       147,483       140,640
  Ford Motor Credit Co.                                             7.375     10/28/09        750,000       748,125       735,418
  Freeport-McMoran Copper & Gold                                    8.375     04/01/17        190,000       190,000       207,575
  Gencorp, Inc.                                                     9.500     08/15/13        130,000       130,000       135,525
  General Motors Acceptance Corporation                             6.875     08/28/12        750,000       686,250       703,488
  General Motors Acceptance Corporation                             5.850     01/14/09        750,000       741,600       734,063

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                   Interest     Due        Principal
CORPORATE PUBLIC SECURITIES(A)(Continued)                            Rate       Date        Amount         Cost      Market Value
                                                                   -------    --------   ------------  ------------  ------------
BONDS, CONTINUED
  Goodyear Tire & Rubber Co.                                        7.857%    08/15/11   $    350,000  $    327,250  $    355,250
  Goodyear Tire & Rubber Co.                                        8.625     12/01/11        250,000       263,125       261,250
  Goodyear Tire & Rubber Co.                                        9.000     07/01/15         64,000        65,247        68,320
  GulfMark Offshore, Inc.                                           7.750     07/15/14        300,000       298,725       301,500
  Idearc, Inc.                                                      8.000     11/15/16        520,000       521,100       518,700
  Inergy LP                                                         8.250     03/01/16         75,000        75,000        77,438
  Intelsat Bermuda Ltd                                              9.250     06/15/16        690,000       716,738       715,875
  Interline Brands, Inc.                                            8.125     06/15/14        775,000       769,237       765,313
  Iron Mountain, Inc.                                               8.750     07/15/18        500,000       515,030       520,000
  Koppers, Inc.                                                     9.875     10/15/13        170,000       170,000       179,775
  Lazard Group                                                      7.125     05/15/15        375,000       374,704       378,750
  Lear Corporation                                                  8.750     12/01/16        500,000       471,250       470,000
  Leucadia National Corporation                                     7.000     08/15/13        350,000       355,389       336,000
  Liberty Media Corporation                                         5.700     05/15/13        500,000       475,805       467,115
  Mac-Gray Corporation                                              7.625     08/15/15        300,000       300,000       300,000
  Majestic Star Casino LLC                                          9.500     10/15/10        250,000       250,000       240,000
  Manitowoc Company, Inc.                                           7.125     11/01/13        100,000       100,000        99,500
  Mariner Energy, Inc.                                              8.000     05/15/17        400,000       402,683       391,000
  Markwest Energy Operating Co.                                     6.875     11/01/14        550,000       532,750       508,750
  Mediacom Broadband LLC                                            8.500     10/15/15        750,000       766,117       751,875
  Metaldyne Corporation (C)                                        10.000     11/01/13        340,000       341,731       323,000
  N R G Energy, Inc.                                                7.375     02/01/16        600,000       598,750       601,500
  N T L Cable PLC                                                   9.125     08/15/16        790,000       813,544       819,625
  Nalco Co.                                                         7.750     11/15/11        250,000       250,000       255,000
  Neiman Marcus Group, Inc.                                        10.375     10/15/15        600,000       600,000       654,000
  Nextel Communications, Inc.                                       7.375     08/01/15        400,000       407,980       406,522
  North American Energy Partners                                    8.750     12/01/11        200,000       200,000       202,000
  NOVA Chemicals Corporation (C)                                    8.484     11/15/13        515,000       511,538       504,700
  O E D Corp/Diamond Jo Company Guarantee                           8.750     04/15/12        500,000       492,980       498,750
  Offshore Logistics, Inc.                                          6.125     06/15/13        350,000       350,000       339,500
  Pacific Energy Partners                                           7.125     06/15/14        250,000       251,713       256,355
  Pacific Energy Partners                                           6.250     09/15/15        100,000        99,544        96,349
  Petrohawk Energy Corporation                                      9.125     07/15/13        750,000       762,522       791,250
  Pliant Corporation (C)                                           11.850     06/15/09        721,456       729,060       757,529
  Quicksilver Resources, Inc.                                       7.125     04/01/16        600,000       583,125       591,000
  R H Donnelley, Inc.                                               8.875     01/15/16        625,000       653,579       636,719
  Rent-A-Center, Inc.                                               7.500     05/01/10        125,000       125,000       118,750
  Rental Service Corporation                                        9.500     12/01/14        500,000       506,978       477,500
  Rock-Tenn Co.                                                     8.200     08/15/11        430,000       441,824       444,512
  Rogers Wireless, Inc.                                             7.500     03/15/15        560,000       595,807       600,163
  Sheridan Acquisition Corporation                                 10.250     08/15/11        225,000       222,001       226,968
  Sierra Pacific Resources                                          6.750     08/15/17        330,000       331,496       324,637
  Stewart & Stevenson LLC                                          10.000     07/15/14        750,000       771,008       761,250
  Tekni-Plex, Inc.                                                 12.750     06/15/10        500,000       483,500       345,000
  Tenet Healthcare Corporation                                      6.375     12/01/11        250,000       241,250       218,750
  Tenet Healthcare Corporation                                      9.875     07/01/14        350,000       341,859       320,250
  Tenneco, Inc.                                                     8.625     11/15/14        500,000       501,219       503,750
  Texas Industries, Inc.                                            7.250     07/15/13         35,000        35,000        34,912
  Titan International, Inc.                                         8.000     01/15/12         70,000        70,000        69,825
  Transdigm, Inc.                                                   7.750     07/15/14        150,000       151,415       151,500
  Triton PCS, Inc.                                                  8.500     06/01/13        500,000       500,000       523,125
  Tube City IMS Corporation                                         9.750     02/01/15      1,000,000       992,327       977,500
  Unisys Corporation                                                8.000     10/15/12         90,000        90,000        85,275
  United Components, Inc.                                           9.375     06/15/13        535,000       536,062       543,025
  United Rentals, Inc.                                              7.750     11/15/13        325,000       325,000       334,750

---------------------------------------------------------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                                                          Sharess or
                                                                   Interest     Due        Principal
CORPORATE PUBLIC SECURITIES(A)(Continued)                            Rate       Date        Amount         Cost      Market Value
                                                                   -------    --------   ------------  ------------  ------------
BONDS, CONTINUED
  Universal City Florida (C)                                       10.106%    05/01/10   $    100,000  $    100,000  $    101,000
  Universal City Florida                                            8.375     05/01/10        100,000       100,000       100,750
  Valassis Communications, Inc.                                     8.250     03/01/15        400,000       390,640       348,000
  Vought Aircraft Industries                                        8.000     07/15/11        650,000       648,412       635,375
  Warner Music Group Corporation                                    7.375     04/15/14        125,000       125,000       108,750
                                                                                                       ------------  ------------
    TOTAL BONDS                                                                                        $ 33,965,450  $ 33,707,514
                                                                                                       ------------  ------------
COMMON STOCK - 1.19%
  Distributed Energy Systems Corporation (B)                                                   14,000  $    177,078  $     11,760
  EnerNOC, Inc. (B)                                                                            23,500       648,410       897,230
  ITC^DeltaCom, Inc. (B)                                                                       94,588       827,645       662,116
                                                                                                       ------------  ------------
    TOTAL COMMON STOCK                                                                                    1,653,133     1,571,106
                                                                                                       ------------  ------------
CONVERTIBLE BONDS - 0.19%
  Citadel Broadcasting Corporation                                  1.875%    02/15/11   $    300,000  $    232,875  $    257,250
                                                                                                       ------------  ------------
    TOTAL CONVERTIBLE BONDS                                                                                 232,875       257,250
                                                                                                       ------------  ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                                  $ 35,851,458  $ 35,535,870
                                                                                                       ------------  ------------
                                                                  Interest      Due       Principal
SHORT-TERM SECURITIES:                                           Rate/Yield*    Date        Amount         Cost      Market Value
                                                                   -------    --------   ------------  ------------  ------------
COMMERCIAL PAPER - 4.51%
  Clorox Company                                                    5.403%    10/02/07   $  1,382,000  $  1,381,378  $  1,381,378
  O G E Energy Corporation                                          5.355     10/03/07      1,689,000     1,687,996     1,687,996
  Reed Elsevier, Inc.                                               5.304     10/01/07      2,908,000     2,907,144     2,907,144
                                                                                                       ------------  ------------
    TOTAL SHORT-TERM SECURITIES                                                                        $  5,976,518  $  5,976,518
                                                                                                       ------------  ------------
TOTAL INVESTMENTS                                                  108.02%                             $144,739,917  $143,123,058
                                                                                                       ============  ------------
  Other Assets                                                       3.78                                               5,011,056
    Liabilities                                                    (11.80)                                            (15,640,252)
                                                                   ------                                            ------------
  TOTAL NET ASSETS                                                 100.00%                                           $132,493,862
                                                                   ======                                            ============

(A) In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 09/30/07.
(D) Defaulted security; interest not accrued.
  * Effective yield at purchase.

                                          See Notes to Consolidated Financial Statements.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
September 30, 2007
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value                                                           Market Value
                                               --------------                                                         --------------
AEROSPACE - 4.28%                                                      CHEMICAL, PLASTICS & RUBBER -0.88%
Consolidated Foundries Holdings                $    2,016,255          Capital Specialty Plastics, Inc.               $      223,573
Esterline Technologies                                177,625          Koppers, Inc.                                         179,775
Gencorp, Inc.                                         135,525          Nalco Co.                                             255,000
P A S Holdco LLC                                    1,668,468          NOVA Chemicals Corporation                            504,700
Transdigm, Inc.                                       151,500                                                         --------------
Visioneering, Inc.                                    885,881                                                              1,163,048
Vought Aircraft Industries                            635,375                                                         --------------
                                               --------------          CONSUMER PRODUCTS -8.42%
                                                    5,670,629          Aero Holdings, Inc.                                 1,781,267
                                               --------------          Augusta Sportswear Holding Co.                      1,725,428
AUTOMOBILE - 9.90%                                                     Bravo Sports Holding Corporation                    1,364,512
Ford Motor Credit Co.                                 876,058          G F S I, Inc.                                         390,000
Fuel Systems Holding Corporation                    1,318,055          K N B Holdings Corporation                          1,386,508
General Motors Acceptance Corporation               1,437,551          Momentum Holding Co.                                  808,778
Goodyear Tire & Rubber Co.                            684,820          R A J Manufacturing Holdings LLC                    1,378,522
Jason, Inc.                                         1,076,436          Royal Baths Manufacturing Company                     662,736
Lear Corporation                                      470,000          The Tranzonic Companies                             1,616,571
LIH Investors, L.P.                                      --            Walls Industries, Inc.                                 46,898
Metaldyne Corporation                                 323,000                                                         --------------
Nyloncraft, Inc.                                    1,083,929                                                             11,161,220
Ontario Drive & Gear Ltd.                           1,592,087                                                         --------------
Qualis Automotive LLC                               1,066,696          CONTAINERS, PACKAGING & GLASS - 5.57%
Tenneco, Inc.                                         503,750          Flutes, Inc.                                          908,121
Titan International, Inc.                              69,825          Maverick Acquisition Company                          560,699
Transtar Holding Company                            1,588,836          P I I Holding Corporation                           1,470,978
TRW Automotive, Inc.                                  487,500          Packaging Dynamics Corporation of America           1,206,000
United Components, Inc.                               543,025          Paradigm Packaging, Inc.                            1,300,149
                                               --------------          Pliant Corporation                                    757,529
                                                   13,121,568          Tekni-Plex, Inc.                                      345,000
                                               --------------          Vitex Packaging Group, Inc.                           826,498
BEVERAGE, DRUG & FOOD - 3.27%                                                                                         --------------
Aramark Corporation                                   203,000                                                              7,374,974
Beta Brands Ltd.                                         --                                                           --------------
Del Monte Corporation                                 203,000          DISTRIBUTION - 3.67%
Eagle Pack Pet Foods, Inc.                            877,667          Duncan Systems, Inc.                                  889,064
Nonni's Food Company                                1,347,150          Kele and Associates, Inc.                           1,204,478
River Ranch Fresh Foods LLC                           487,500          Magnatech International, Inc.                       1,196,675
Specialty Foods Group, Inc.                              --            O R S Nasco Holding, Inc.                           1,570,730
Vitality Foodservice, Inc.                          1,217,031          QualServ Corporation                                     --
                                               --------------          Strategic Equipment & Supply Corporation, Inc.           --
                                                    4,335,348                                                         --------------
                                               --------------                                                              4,860,947
BROADCASTING & ENTERTAINMENT - 2.55%                                                                                  --------------
Cablevision Systems Corporation                       485,000          DIVERSIFIED/CONGLOMERATE,
Charter Communications Op LLC                         746,250            MANUFACTURING - 5.07%
Citadel Broadcasting Corporation                      257,250          Arrow Tru-Line Holdings, Inc.                         962,257
Liberty Media Corporation                             467,115          Bombardier, Inc.                                      490,000
Mediacom Broadband LLC                                751,875          Douglas Dynamics LLC                                  292,500
Workplace Media Holdings Co.                          671,352          Evans Consoles, Inc.                                     --
                                               --------------          Postle Aluminum Company LLC                         1,413,730
                                                    3,378,842          Radiac Abrasives, Inc.                              1,485,010
                                               --------------          Truck Bodies & Equipment International              2,074,503
BUILDINGS & REAL ESTATE - 1.56%                                                                                       --------------
K W P I Holdings Corporation                        1,317,711                                                              6,718,000
Texas Industries, Inc.                                 34,912                                                         --------------
TruStile Doors, Inc.                                  709,148
                                               --------------
                                                    2,061,771
                                               --------------

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26

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2007
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:(Cont.)                 Market Value                                                           Market Value
                                               --------------                                                         --------------
DIVERSIFIED/CONGLOMERATE,                                              HOME & OFFICE FURNISHINGS,
  SERVICE - 3.82%                                                        HOUSEWARES, AND DURABLE
Allied Waste NA                                $      516,250            CONSUMER PRODUCTS - 6.53%
CapeSuccess LLC                                         2,512          Connor Sport Court International, Inc.         $      529,709
Diversco, Inc./DHI Holdings, Inc.                        --            H M Holding Company                                 1,066,284
Dwyer Group, Inc.                                     642,115          Home Decor Holding Company                          1,251,381
Fowler Holding, Inc.                                1,292,887          Justrite Manufacturing Acquisition Co.                968,046
Insurance Claims Management, Inc.                        --            Monessen Holding Corporation                        1,276,214
Interline Brands, Inc.                                765,313          Stanton Carpet Holding Co.                          1,405,727
Iron Mountain, Inc.                                   520,000          U-Line Corporation                                  1,183,561
Mac-Gray Corporation                                  300,000          Wellborn Forest Holding Co.                           974,874
Mail Communications Group, Inc.                       663,455                                                         --------------
Moss, Inc.                                            364,557                                                              8,655,796
                                               --------------                                                         --------------
                                                    5,067,089          LEISURE, AMUSEMENT,
                                               --------------            ENTERTAINMENT - 4.38%
ELECTRONICS - 2.02%                                                    Electra Bicycle Company, Inc.                         890,087
Connecticut Electric, Inc.                          1,375,301          Keepsake Quilting, Inc.                               809,467
Directed Electronics, Inc.                            778,520          Majestic Star Casino LLC                              240,000
Distributed Energy Systems Corporation                 11,760          O E D Corp/Diamond Jo Company Guarantee               498,750
Electronic Data Systems Corporation                   509,046          Overton's Holding Company                           1,085,373
                                               --------------          Savage Sports Holding, Inc.                         1,439,633
                                                    2,674,627          Tunica-Biloxi Gaming Authority                        535,950
                                               --------------          Universal City Florida                                201,750
FARMING & AGRICULTURE - 0.00%                                          Warner Music Group Corporation                        108,750
Protein Genetics, Inc.                                   --                                                           --------------
                                               --------------                                                              5,809,760
FINANCIAL SERVICES - 1.54%                                                                                            --------------
Highgate Capital LLC                                     --            MACHINERY - 9.73%
Lazard Group                                          378,750          Davis-Standard LLC                                  1,353,282
Leucadia National Corporation                         336,000          Integration Technology Systems, Inc.                  237,251
Nesco Holdings Corporation                          1,328,776          Manitowoc Company, Inc.                                99,500
Victory Ventures LLC                                     --            Maxon Corporation                                   2,934,023
                                               --------------          Morton Industrial Group, Inc.                       1,245,607
                                                    2,043,526          Navis Global                                        1,411,958
                                               --------------          NetShape Technologies, Inc.                         1,253,761
HEALTHCARE, EDUCATION                                                  Pacific Consolidated Holdings LLC                     714,182
  & CHILDCARE -4.09%                                                   Safety Speed Cut Manufacturing Company, Inc.          574,673
A T I Acquisition Company                           1,170,122          Stewart & Stevenson LLC                               761,250
American Hospice Management Holding LLC             1,251,150          Synventive Equity LLC                                  17,714
Community Health Systems, Inc.                        488,063          Tronair, Inc.                                       2,287,405
F H S Holdings LLC                                  1,434,852                                                         --------------
H C A, Inc.                                           531,250                                                             12,890,606
Tenet Healthcare Corporation                          539,000                                                         --------------
                                               --------------          MEDICAL DEVICES/BIOTECH - 2.66%
                                                    5,414,437          Coeur, Inc.                                           864,265
                                               --------------          E X C Acquisition Corporation                          90,588
                                                                       MicroGroup, Inc.                                    1,631,216
                                                                       OakRiver Technology, Inc.                             940,912
                                                                                                                      --------------
                                                                                                                           3,526,981
                                                                                                                      --------------
                                                                       MINING, STEEL, IRON
                                                                         & NON PRECIOUS METALS - 0.97%
                                                                       Freeport-McMoran Copper & Gold                        207,575
                                                                       Steel Dynamics, Inc.                                   96,598
                                                                       Tube City IMS Corporation                             977,500
                                                                                                                      --------------
                                                                                                                           1,281,673
                                                                                                                      --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2007
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:(Cont.)                 Market Value                                                           Market Value
                                               --------------                                                         --------------
NATURAL RESOURCES - 0.52%                                              TELECOMMUNICATIONS - 3.23%
Appleton Papers, Inc.                          $      246,875          Cincinnati Bell, Inc.                          $      548,625
Rock-Tenn Co.                                         444,512          Intelsat Bermuda Ltd                                  715,875
                                               --------------          ITC^DeltaCom, Inc.                                    662,116
                                                      691,387          Nextel Communications, Inc.                           406,522
                                               --------------          N T L Cable PLC                                       819,625
OIL & GAS - 4.48%                                                      Rogers Wireless, Inc.                                 600,163
Atlas Pipeline Partners                               591,000          Triton P C S, Inc.                                    523,125
Basic Energy Services                                 607,813                                                         --------------
Bristow Group, Inc.                                    76,500                                                              4,276,051
Chesapeake Energy Corporation                         654,063                                                         --------------
Clayton Williams Energy, Inc.                         540,500          TRANSPORTATION - 1.81%
Exco Resources, Inc.                                  497,500          NABCO, Inc.                                           518,021
GulfMark Offshore, Inc.                               301,500          Tangent Rail Corporation                            1,874,818
Mariner Energy, Inc.                                  391,000                                                         --------------
North American Energy Partners                        202,000                                                              2,392,839
OffshoreLogistics, Inc.                               339,500                                                         --------------
Quicksilver Resources, Inc.                           591,000          UTILITIES - 3.54%
Tesoro Petroleum Corporation                          248,125          Dynegy Holdings, Inc.                                 909,575
Total Equipment & Service, Inc.                       893,280          Edison Mission Energy                                  36,225
                                               --------------          El Paso Corporation                                   522,931
                                                    5,933,781          Inergy LP                                              77,438
                                               --------------          Intergen NV                                           393,750
PHARMACEUTICALS - 1.09%                                                Markwest Energy Operating Co.                         508,750
CorePharma LLC                                      1,393,233          N R G Energy, Inc.                                    601,500
Enzymatic Therapy, Inc.                                56,250          Pacific Energy Partners                               352,704
                                               --------------          Petrohawk Energy Corporation                          791,250
                                                    1,449,483          Sierra Pacific Resources                              324,637
                                               --------------          Tenaska Alabama Partners LP                           175,187
PUBLISHING/PRINTING - 1.72%                                                                                           --------------
Idearc, Inc. 518,700                                                                                                       4,693,947
Quebecor Media, Inc.                                  549,125                                                         --------------
R H Donnelley, Inc.                                   636,719          WASTE MANAGEMENT / POLLUTION -
Sheridan Acquisition Corporation                      226,968          1.40%
Valassis Communications, Inc.                         348,000          Terra Renewal Services, Inc.                        1,854,129
                                               --------------                                                         --------------
                                                    2,279,512          TOTAL CORPORATE RESTRICTED AND
                                               --------------          PUBLIC SECURITIES - 103.51%                    $  137,146,540
RETAIL STORES - 2.58%                                                                                                 ==============
Blockbuster, Inc.                                     247,500
Neiman Marcus Group, Inc.                             654,000
Olympic Sales, Inc.                                 1,584,234
Rent-A-Center, Inc.                                   118,750
Rental Service Corporation                            477,500
United Rentals, Inc.                                  334,750
                                               --------------
                                                    3,416,734
                                               --------------
TECHNOLOGY - 2.23%
Compucom Systems, Inc.                                638,175
EnerNOC, Inc.                                         897,230
Smart Source Holdings, Inc.                         1,327,155
Unisys Corporation                                     85,275
                                               --------------
                                                    2,947,835
                                               --------------

                                        See Notes to Consolidated Financial Statements.
------------------------------------------------------------------------------------------------------------------------------------
28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(Unaudited)

1. HISTORY

   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed, below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $94,024,447 (70.97% of net assets) as of September 30, 2007 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of September 30, 2007, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the nine months ended September 30, 2007, the MMPI Subsidiary Trust has accrued income tax expense of $177,298 on net realized gains and decreased deferred income tax expenses on net unrealized gains by $384,226.

   In, June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainly in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 requires financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. As of September 30, 2007, the Trust has properly recorded all tax liabilities.

--------------------------------------------------------------------------------
30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the nine months ended September 30, 2007, there were no credit balances used to reduce custodian fees.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE

   A. SERVICES:

   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:

   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2007, the Trust incurred total interest expense on the Note of $522,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a $15,000,000 Revolving Credit Agreement with Bank of America N.A. (successor in interest to Fleet National Bank) (the "Agent Bank") dated May 29, 1997, which had a stated maturity date of May 31, 2004, (the maturity date was later extended to May 31, 2007 pursuant to the First Amended and Restated Revolving Credit Agreement). On May 31, 2007, the maturity date of this loan was extended to May 30, 2008, and its terms were amended and restated pursuant to the First Amendment to the First Amended and Restated Revolving Credit Agreement (the "Revolver"), between the Trust and the Agent Bank.

   The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or Eurodollar Base Rate Loan. Interest on Base Rate loans equals the higher of:
   (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on Eurodollar Base Rate Loans equals .35% plus the British Bankers Association LIBOR rate, divided by 1 minus the Eurodollar Reserve Percentage. The Trust also incurs expense on the undrawn portion of the total Revolver at the amended rate of .10% per annum.

   As of September 30, 2007, there were no outstanding loans against the Revolver. For the nine months ended September 30, 2007, the Trust incurred expense on the Revolver of $20,695 related to the undrawn portion.

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS
                                                  FOR THE NINE MONTHS
                                                    ENDED 9/30/2007

                                               COST OF        PROCEEDS FROM
                                             INVESTMENTS         SALES OR
                                              ACQUIRED          MATURITIES
                                             -----------       -----------
   Corporate restricted securities           $20,226,850       $16,860,470
   Corporate public securities                 9,579,398        11,476,758

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of September 30, 2007. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of September 30, 2007 is $1,616,859 and consists of $13,352,620 appreciation and $14,969,479 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS
                                                     March 31, 2007

                                                Amount          Per Share
                                             -----------       -----------
   Investment income                         $ 3,065,532
   Net investment income                       2,439,056          $ 0.25
   Net realized and unrealized
     gain on investments
     (net of taxes)                              663,578            0.07


                                                     June 30, 2007

                                                Amount          Per Share
                                             -----------       -----------
   Investment income                         $ 3,689,385
   Net investment income                       3,111,679          $ 0.32
   Net realized and unrealized
     loss on investments
     (net of taxes)                             (698,739)          (0.07)


                                                   September 30, 2007

                                                Amount          Per Share
                                             -----------       -----------
   Investment income                            $ 4,378,106
   Net investment income                          3,768,181       $ 0.38
   Net realized and unrealized
     gain on investments
     (net of taxes)                              786,409            0.08

7. NEW ACCOUNTING PRONOUNCEMENTS

   In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

--------------------------------------------------------------------------------
32

TRUSTEES                    OFFICERS

William J. Barrett          Roger W. Crandall           Chairman

Donald E. Benson*           Clifford M. Noreen          President

Michael H. Brown            James M. Roy                Vice President &
                                                        Chief Financial Officer
Roger W. Crandall
                            Rodney J. Dillman           Vice President &
Donald Glickman                                         Secretary &
                                                        Chief Legal Officer
Martin T. Hart*
                            Jill A. Fields              Vice President
Robert E. Joyal
                            Michael P. Hermsen          Vice President
Corine T. Norgaard*
                            Mary Wilson Kibbe           Vice President
Maleyne M. Syracuse
                            Michael L. Klofas           Vice President

                            Richard E. Spencer, II      Vice President

* MEMBER OF THE AUDIT       Ronald S. Talaia            Treasurer
  COMMITTEE
                            John T. Davitt, Jr.         Comptroller

                            Melissa M. LaGrant          Chief Compliance Officer

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

MassMutual
Participation Investors

































                                                                     DB1040 1107